June 2019 Exhibit 99.1

Forward Looking Statements Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations and our future financial position and operating results. Words such as “will likely result”, “aims”, “anticipates”, “believes”, “could”, “estimates”, “expects”, “hopes”, “intends”, “may”, “plans”, “projects”, “seeks”, “should”, “will,” “strategy”, “possibility”, and variations of these words and similar expressions help to identify these forward looking statements, which involve risks and uncertainties. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and political events and the impact they may have on us, our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for commercial or residential real estate and periodic deterioration in real estate prices and/or values in California or other states where we lend; a sharp or prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors, key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for loan losses and charge-offs; the costs or effects of mergers, acquisitions or dispositions we may make, including the 2018 merger of Community Bank with and into Citizens Business Bank, whether we are able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or our ability to realize the contemplated financial or business benefits associated with any such mergers, acquisitions or dispositions; the effect of changes in laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, allowance for loan losses, consumer, commercial or secured lending, securities and securities trading and hedging, bank operations, compliance, fair lending, the Community Reinvestment Act, employment, executive compensation, insurance, cybersecurity, vendor management and information security technology) with which we and our subsidiaries must comply or believe we should comply or which may otherwise impact us; the effects of additional legal and regulatory requirements to which we have or will become subject as a result of our total assets exceeding $10 billion, which first occurred in the third quarter of 2018 due to the closing of our merger transaction with Community Bank; changes in estimates of future reserve requirements and minimum capital requirements, based upon the periodic review thereof under relevant regulatory and accounting standards, including changes in the Basel Committee framework establishing capital standards for bank credit, operations and market risks; the accuracy of the assumptions and estimates and the absence of technical error in implementation or calibration of models used to estimate the fair value of financial instruments or currently expected credit losses or delinquencies; inflation, changes in market interest rates, securities market and monetary fluctuations; changes in government-established interest rates or monetary policies; changes in the amount, cost and availability of deposit insurance; disruptions in the infrastructure that supports our business and the communities where we are located, which are concentrated in California, involving or related to physical site access, and/or communication facilities; cyber incidents, or theft or loss of Company or customer data or money; political developments, uncertainties or instability, catastrophic events, acts of war or terrorism, or natural disasters, such as earthquakes, drought, the effects of pandemic diseases, or extreme weather events, that affect electrical, environmental, computer servers, and communications or other services we use, or that affect our customers, employees or third parties with whom we conduct business; our timely development and acceptance of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; the Company’s relationships with and reliance upon outside vendors with respect to certain of the Company’s key internal and external systems applications and controls; changes in commercial or consumer spending, borrowing and savings preferences or behaviors; technological changes and the expanding use of technology in banking and financial services (including the adoption of mobile banking, funds transfer applications, electronic marketplaces for loans, blockchain technology and other banking products, systems or services); our ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among banks and other financial services and technology providers; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers including retail businesses and technology companies; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions or on the Company’s customers; fluctuations in the price of the Company’s common stock or other securities, and the resulting impact on the Company’s ability to raise capital or make acquisitions; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our workforce, management team and/or our board of directors; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (including any securities, bank operations, consumer or employee class action litigation and any litigation which we inherited from our 2018 merger with Community Bank); regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators, including the SEC, Federal Reserve Board, FDIC and California DBO; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports, including our Annual Report on Form 10-K for the year ended December 31, 2018, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.

Total Assets: $11.3 Billion Gross Loans: $7.6 Billion Total Deposits (Including Repos):$9.1 Billion Total Equity: $1.9 Billion CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974.

Experienced Leadership Name Position Banking Experience CVBF Service Christopher D. Myers President & CEO 34 Years 13 Years E. Allen Nicholson Executive Vice President Chief Financial Officer 29 Years 3 Years Dave F. Farnsworth Executive Vice President Chief Credit Officer 35 Years 3 Years David C. Harvey Executive Vice President Chief Operations Officer 29 Years 10 Years David A. Brager Executive Vice President Sales Division 32 Years 16 Years R. Daniel Banis Executive Vice President CitizensTrust 36 Years 7 Years Yamynn DeAngelis Executive Vice President Chief Risk Officer 40 Years 32 Years Richard Wohl Executive Vice President General Counsel 31 Years 7 Years

Board of Directors Name CVBF Experience Age Ray O’Brien - Chairman 7 Years 62 George Borba Jr. - Vice Chairman 7 Years 51 Chris Myers – CEO 13 Years 57 Steve Del Guercio 7 Years 57 Rod Guerra 2 Years 63 Anna Kan 3 Years 45 Marshall Laitsch 1 Year 70 Kristina Leslie 4 Years 54 Hal Oswalt 5 Years 71

Who is CVB Financial Corp.?

Largest Bank Holding Companies in CA Source: SNL Financial (1) Bank only, no holding company. Rank Institution Total Assets (3/31/19) 1 Wells Fargo & Company $ 1,887,792 2 First Republic Bank(1) $101,847 3 SVB Financial Group $60,160 4 East West Bancorp, Inc. $42,091 5 PacWest Bancorp $26,324 6 Cathay General Bancorp $17,119 7 Hope Bancorp, Inc. $15,399 8 Pacific Premier Bancorp. Inc. $11,580 9 CVB Financial Corp. $11,305 In millions

*As ranked among domestic banks with $5 to $50 billion in assets Bank Accomplishments & Ratings 168 Consecutive Quarters of Profitability 118 Consecutive Quarters of Cash Dividends Ranked #1 Forbes, 2019 Best Banks in California (January 2019) Ranked #2 S&P Global, 2018 Best Performing Banks in the Nation (April 2019) Ranked #2 Forbes, 2017 Best Banks in America (January 2017) Ranked #1 Forbes, 2016 Best Banks in America (January 2016) BauerFinancial Report Five Star Rating (March 2019) 40 Consecutive Quarters Fitch Rating BBB (August 2018)

Our Markets

Existing Locations 59 Business Financial Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust

Deposits and Loans

Deposits* (000’s) # of Center Locations (3/31/19) Total Deposits (12/31/18) Total Deposits (3/31/19) Los Angeles County 25 $3,739,537 $3,670,243 Inland Empire (Riverside & San Bernardino Counties) 10 $2,602,822 $2,635,586 Orange County 11 $1,432,643 $1,345,647 Central Valley 9 $1,076,801 $1,075,385 Central Coast 5 $276,890 $270,962 San Diego 2 $39,704 $36,791 Other $101,258 $82,280 Total 62 $9,269,745 $9,116,894 *Includes Customer Repurchase Agreements Average Cost of Deposits (Year-to-Date) 0.14% 0.20%

Deposit Cost Comparison Source: SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion

(000’s) # of Center Locations (3/31/19) Average Loans per Location Total Loans* (3/31/19) % Los Angeles County 25 $135,561 $3,389,027 44.5% Central Valley 9 $121,482 $1,093,334 14.4% Inland Empire (Riverside & San Bernardino Counties) 10 $102,365 $1,023,654 13.5% Orange County 11 $92,352 $1,015,871 13.3% Central Coast 5 $84,202 $421,011 5.5% San Diego 2 $108,394 $216,787 2.9% Other California $155,182 2.0% Out of State $296,476 3.9% Total 62 $7,611,342 100.0% Total Loans* *Excludes deferred loan fees, allowance for loan losses and loans held-for-sale

Loan Portfolio Composition Total Loans by Type

Credit Quality

Non-Performing Assets* (000’s) *Non-Covered assets | Starting in the 4th quarter of 2014, covered and non-covered assets are combined

Classified Loans* (000’s) *Non-Covered loans| Starting in the 4th quarter of 2014, covered and non-covered loans are combined

Loans: Net Charge-Offs* (000’s) - *Non-Covered | Starting in the 4th quarter of 2014, covered and non-covered loans are combined

Securities & Investments

$1.67 Billion *Available For Sale Yield on securities portfolio = 2.57% for the 1st Quarter 2019 Securities Portfolio* - $2.4 Billion $733.5 Million *Held to Maturity Yield on securities represents the fully taxable equivalent

*Available For Sale Securities Only Securities Portfolio* $1.67 Billion (000’s) Mark-to-Market (Pre-tax)

Profits

Net Income (000’s) Net Income After Taxes

Return on Average Assets (“ROAA”)

Return on Average Tangible Common Equity (“ROATCE”) * See Non-GAAP measurement slide 46

Net Interest Margin Normalized* * Through the 4th quarter of 2014, normalized tax equivalent excludes accretion on covered loans (Purchase Credit Impaired) Discount accretion

‘CVBF’ Assets 3/31/18 Assets - $8.4 Billion *Includes overnight funds held at the Federal Reserve, Interest earning - due from Correspondent Banks, other short-term money market accounts or certificates of deposits 3/31/19 Assets - $11.3 Billion Before Acquisition

‘CVBF’ Yield on Securities vs. Yield on Loans * Tax equivalent yield

‘CVBF’ Liabilities 3/31/19 Liabilities - $9.4 Billion 3/31/18 Liabilities - $7.3 Billion Before Acquisition

Efficiency & Expenses

Community Bank Merger/Integration Timeline August 10, 2018 November 10-12, 2018 January – May 2019 May 2019 Merger Completed Systems Conversion Complete Consolidation of 10 center locations (‘2’ per month) Acquisition Fully Integrated

Adjusted Efficiency Ratio [1] [1] Excludes FHLB prepayment penalty charges and acquisition related expenses. See Non-GAAP measurement slide 47

Capital

Capital Capital Ratios Well-Capitalized Ratio June 30, 2018* (Pre-CB acq.) March 31, 2019* Tier 1 Risk-based Capital Ratio 8.0% 17.5% 14.0% Total Risk-based Capital Ratio 10.0% 18.6% 14.9% Common Equity Tier 1 Capital Ratio 6.5% 17.1% 13.8% Tier 1 Leverage Ratio 5.0% 12.6% 11.4% * CVB Financial Corp. – Consolidated

Our Growth Strategy

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-300 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

Citizens Business Bank Relationship Manager (Bank) Property Management Real Estate Banking International Treasury Management Specialty Banking Construction Lending CitizensTrust Merchant Bankcard SBA Citizens Home Lending Loan Brokerage Title Escrow Marketing Citizens Equipment Financing Government Services Deposit Services Wealth Management Trust Investment Services Healthcare Services Professional Services Not for Profit Customer Credit Management Division Dairy & Livestock Agribusiness Asset Based Lending Receivers & Fiduciaries

Three Areas of Growth De Novo San Diego (2014) Oxnard (2015) Santa Barbara (2015) San Diego (2017) Stockton (2018) Acquisitions American Security Bank (2014) County Commerce Bank (2016) Valley Business Bank (2017) Community Bank (2018)

Acquisition Strategy Target size: $200 million to $5 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California) --Banks-- --Banking Teams-- In-market & ‘new’ markets

Five Core Values Financial Strength 1 Superior People 2 Customer Focus 3 Cost-Effective Operation 4 Having Fun 5

Rule of Three

2019 ‘Critical Few’ Grow Core Deposits Focus on Relationship Banking Develop, Customize and Refine our Infrastructure Cyber Security and Fraud Prevention Associate Integration and Education

Appendix Non-GAAP Reconciliation

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP) The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Reconciliation of Adjusted Efficiency Ratio (Non-GAAP) We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the efficiency ratio, excluding FHLB prepayment penalty charges and acquisition expenses, provides additional clarity to the users of our financial statements.

Copy of presentation at www.cbbank.com